SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                       FH


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AVP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       114,106,185.36    6.000000%     3,573,824.14    570,530.93    4,144,355.07       0.00       0.00
                        1A2        38,035,395.12    2.065000%     1,191,274.71     65,452.58    1,256,727.29       0.00       0.00
                        1A3        38,035,395.12    5.935000%             0.00    188,116.73      188,116.73       0.00       0.00
                        1A4         2,848,712.10    6.500000%             0.00          0.00            0.00       0.00       0.00
                        1PO           989,920.75    0.000000%        19,592.83          0.00       19,592.83       0.00       0.00
                        2PO           465,824.72    0.000000%         2,771.11          0.00        2,771.11       0.00       0.00
                        2A1        30,499,377.15    6.250000%       473,806.82    158,850.92      632,657.75       0.00       0.00
Residual                AR                  0.00    6.500000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,489,924.60    6.458217%         5,665.49     18,782.24       24,447.73       0.00       0.00
                        B2            821,393.28    6.458217%         1,333.44      4,420.61        5,754.05       0.00       0.00
                        B3            410,696.64    6.458217%           666.72      2,210.31        2,877.03       0.00       0.00
                        B4            308,022.48    6.458217%           500.04      1,657.73        2,157.77       0.00       0.00
                        B5            102,674.16    6.458217%           166.68        552.58          719.26       0.00       0.00
                        B6            206,306.28    6.458217%           334.91      1,110.31        1,445.22       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        192,284,432.65     -            5,269,936.90  1,011,684.93    6,281,621.83     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       110,532,361.22              0.00
                                1A2        36,844,120.41              0.00
                                1A3        36,844,120.41              0.00
                                1A4         2,864,142.62              0.00
                                1PO           970,327.92              0.00
                                2PO           463,053.61              0.00
                                2A1        30,025,570.33              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,484,259.11              0.00
                                B2            820,059.84              0.00
                                B3            410,029.92              0.00
                                B4            307,522.44              0.00
                                B5            102,507.48              0.00
                                B6            205,971.37              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        187,029,926.27     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   114,106,185.36     6.000000% 32051D5M0    29.215812      4.664058    903.595841
                           1A2    38,035,395.12     2.065000% 32051D5N8    29.215812      1.605213    903.595841
                           1A3    38,035,395.12     5.935000% 32051D5P3     0.000000      4.613531    903.595841
                           1A4     2,848,712.10     6.500000% 32051D5Q1     0.000000      0.000000  1,016.338180
                           1PO       989,920.75     0.000000% 32051D5R9    19.477719      0.000000    964.626973
                           2PO       465,824.72     0.000000% 32051D5U2     5.690575      0.000000    950.897114
                           2A1    30,499,377.15     6.250000% 32051D5T5    14.258835      4.780491    903.595363
Residual                   AR              0.00     6.500000% 32051D5S7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,489,924.60     6.458217% 32051D5V0     1.618249      5.364822    995.218254
                           B2        821,393.28     6.458217% 32051D5W8     1.618249      5.364822    995.218254
                           B3        410,696.64     6.458217% 32051D5X6     1.618249      5.364822    995.218254
                           B4        308,022.48     6.458217% 32051D5Y4     1.618249      5.364822    995.218254
                           B5        102,674.16     6.458217% 32051D5Z1     1.618249      5.364822    995.218254
                           B6        206,306.28     6.458217% 32051D6A5     1.618231      5.364822    995.218272
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     192,284,432.65       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       155,652,988.33    31,376,938.10   187,029,926.43
Loan count                    355               76              431
Avg loan rate           6.852646%        6.514020%             6.80
Prepay amount        4,605,741.76       337,407.80     4,943,149.56

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        28,857.52         5,648.39        34,505.91
Sub servicer fees       19,084.79         2,798.37        21,883.16
Trustee fees               802.13           159.29           961.42


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                3,427,601.02       692,319.71     4,119,920.72
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.227758%           100.000000%            186,945,415.21
   -----------------------------------------------------------------------------
   Junior            2.772242%             0.000000%              5,330,350.16
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   341,246.34
60 to 89 days                           2                   846,351.41
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,187,597.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,281,621.83          6,281,621.83
Principal remittance amount            5,269,936.90          5,269,936.90
Interest remittance amount             1,011,684.93          1,011,684.93